                                 Exhibit 99.1

FOR IMMEDIATE RELEASE:    Contact:  Paul Paquin               Tatiana Stead
------------------------            V.P., Investor Relations  Media Relations
April 17, 2001                      (703) 205-1039            (703) 205-1070


               Capital One Reports Record First Quarter Earnings
               Earnings Per Share Rise 29% Over Year Ago Period

Falls Church, Va. (April 17, 2001) - Capital One Financial Corporation (NYSE:
COF) today announced record first quarter 2001 earnings, driven by a 36 percent increase in total revenues, and the best credit performance of any of the major credit card institutions in the country.

     Earnings for the first quarter of 2001 were $143.6 million, or $0.66 per share, versus earnings of $106.7 million, or $0.51 per share, for the comparable period in the prior year. Earnings in the fourth quarter of 2000 were $128.3 million, or $0.61 per share.

     "Capital One achieved its fifteenth consecutive quarter of record earnings reflecting the extraordinary capacity of our information-based strategy to deliver consistent growth and performance," said Richard D. Fairbank, Capital One's Chairman and Chief Executive Officer. "Our ability to grow and manage the credit quality of our portfolio has put us on track for another year of 30 percent earnings growth."

     First quarter 2001 revenue, defined as managed net interest income and non-interest income, rose to $1.5 billion versus $1.4 billion in the fourth quarter of 2000 and $1.1 billion for the comparable period in the prior year. For the quarter, Capital One added 2.7 million net new accounts, bringing total accounts to 36.5 million. The company's managed consumer loan balances increased by $2.0 billion to $31.6 billion.

     The managed net charge-off rate declined to 3.75 percent for the first quarter of 2001 compared to 3.98 percent for the fourth quarter of 2000. The managed delinquency rate (30+ days) also declined to 4.72 percent as of March 31, 2001, compared to 5.23 percent as of December 31, 2000.

     "Our relentless scientific testing and stringent risk management systems are evident in both our net charge-off rate and our managed delinquency rate. By continuing to deliver the right products to the right customers through a variety of channels, we've grown our customer base to a record 36.5 million worldwide. Our achievements this quarter reflect our absolute commitment to having the flexibility and disciplined marketing strategies necessary to quickly bring to market innovative products that meet our customers' needs," said Nigel
W. Morris, Capital One's President and Chief Operating Officer.

                                     -more-

Capital One Reports Record First Quarter Earnings
Page 2

     The company's managed net interest margin decreased to 9.21 percent in the first quarter of 2001 versus 10.16 percent in the fourth quarter of 2000 and
11.23 percent in the comparable period of 2000, reflecting strong growth in the superprime portfolio and the success of the company's 0% purchase teaser offer. The decreased margin was the primary contributor to the decline in the risk adjusted margin to 14.80 percent, which compares to 16.32 percent for the fourth quarter of 2000 and 16.57 percent for the comparable period in the prior year.

     Marketing expense for the first quarter of 2001 decreased to $231.2 million versus $259.5 million in the fourth quarter of 2000, and increased $29 million over the $201.9 million spent in the comparable period of the prior year. Other non-interest expenses (excluding marketing) for the first quarter of 2001 were $687 million versus $617 million for the fourth quarter of 2000 and $508 million in the comparable period of the prior year. Annualized operating expenses per account increased slightly to $78.26 for the first quarter of 2001 from $78.09 for the fourth quarter of 2000 and decreased from $82.93 from the comparable period in the prior year.

     The allowance for loan losses increased by $70 million during the first quarter to $597 million or 3.83 percent of on-balance sheet receivables as of March 31, 2001, compared to 3.49 percent as of December 31, 2000. The capital to managed assets ratio was strong as of March 31, 2001, at 6.93 percent, reflecting the issuance of $413 million in equity in January 2001.

     Headquartered in Falls Church, Virginia, Capital One Financial Corporation (www.CapitalOne.com) is a holding company whose principal subsidiaries, Capital One Bank and Capital One, F.S.B., offer consumer lending products. Capital One's subsidiaries collectively had 36.5 million accounts and $31.6 billion in managed loans outstanding as of March 31, 2001. Capital One, a Fortune 500 company, is one of the largest providers of MasterCard and Visa credit cards in the world. Capital One trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 500 index.

                                      ###

Note:  This release, financial information and a live webcast of today's 5:00pm
(EDT) analyst conference call is accessible on the Internet on Capital One's home page (http://www.CapitalOne.com). Click on "Investor Center" to view/download the earnings press release and other financial information.

                     CAPITAL ONE FINANCIAL CORPORATION (COF)
                         FINANCIAL & STATISTICAL SUMMARY


(in millions, except per share data               2001             2000            2000              2000            2000
and as noted)                                      Q1               Q4              Q3                Q2              Q1
----------------------------------------------------------------------------------------------------------------------------
Earnings (Managed Basis)
Net Interest Income                           $    759.3       $    716.1       $    665.1       $    614.4       $    618.9
Non-Interest Income                                747.1            696.5            619.9            554.4            489.3
                                              ------------------------------------------------------------------------------
Total Revenue                                    1,506.4          1,412.5          1,285.0          1,168.8          1,108.2
Provision for Loan Losses                          356.5            329.1            269.0            245.0            226.1
Marketing Expenses                                 231.2            259.5            233.2            211.6            201.9
Operating Expenses                                 687.0            617.1            585.8            530.7            508.0
                                              ------------------------------------------------------------------------------
Income Before Taxes                                231.6            206.9            197.0            181.5            172.1
Tax Rate                                            38.0%            38.0%            38.0%            38.0%            38.0%
Net Income                                    $    143.6       $    128.3       $    122.1       $    112.5       $    106.7
----------------------------------------------------------------------------------------------------------------------------
Common Share Statistics
Basic EPS                                     $     0.70       $     0.65       $     0.62       $     0.57       $     0.54
Diluted EPS                                   $     0.66       $     0.61       $     0.58       $     0.54       $     0.51
Dividends Per Share                           $     0.03       $     0.03       $     0.03       $     0.03       $     0.03
Book Value Per Share (period end)             $    11.81       $     9.94       $     9.02       $     8.39       $     7.93
Stock Price Per Share (period end)            $    55.50       $    65.81       $    70.06       $    44.63       $    47.94
Total Market Capitalization (period end)      $ 11,509.1       $ 12,989.3       $ 13,783.1       $  8,747.4       $  9,376.5
Shares Outstanding (period end)                    207.4            197.4            196.7            196.0            195.6
Shares Used to Compute Basic EPS                   204.8            197.0            196.3            196.0            196.6
Shares Used to Compute Diluted EPS                 217.8            210.4            210.1            208.6            208.7
----------------------------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period avg.)
Average Loans                                 $   30,505       $   26,377       $   23,020       $   20,915       $   20,181
Average Earning Assets                        $   32,983       $   28,188       $   24,749       $   22,581       $   22,038
Average Assets                                $   35,303       $   30,234       $   27,015       $   24,567       $   23,497
Average Equity                                $    2,347       $    1,865       $    1,743       $    1,626       $    1,567
Net Interest Margin                                 9.21%           10.16%           10.75%           10.88%           11.23%
Risk Adjusted Margin (1)                           14.80%           16.32%           17.24%           17.03%           16.57%
Return on Average Assets (ROA)                      1.63%            1.70%            1.81%            1.83%            1.82%
Return on Average Equity (ROE)                     24.47%           27.51%           28.02%           27.68%           27.24%
Net Charge-Off Rate                                 3.75%            3.98%            3.80%            3.97%            3.87%
Net Charge-Offs                               $    285.9       $    262.3       $    218.4       $    207.6       $    195.3
Cost Per Account (in dollars)                 $    78.26       $    78.09       $    82.84       $    80.97       $    82.93
----------------------------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period end)
Reported Loans                                $   15,572       $   15,113       $   12,331       $   11,383       $    9,449
Securitized Loans                                 15,979           14,411           11,821           10,500           10,850
                                              ------------------------------------------------------------------------------
Total Loans                                   $   31,551       $   29,524       $   24,152       $   21,883       $   20,299
Delinquency Rate (30+ days)                         4.72%            5.23%            5.32%            5.35%            5.26%
Number of Accounts (000's)                        36,462           33,774           29,437           27,133           25,302
Total Assets                                  $   36,749       $   33,286       $   28,185       $   25,610       $   23,361
Capital, Including Preferred Interests        $  2,547.7       $  2,061.0       $  1,873.8       $  1,743.9       $  1,649.3
Capital to Managed Assets Ratio                     6.93%            6.19%            6.65%            6.81%            7.06%
----------------------------------------------------------------------------------------------------------------------------

(1) Risk adjusted margin is total revenue less net charge-offs as a percentage of average earning assets.

CAPITAL ONE FINANCIAL CORPORATION
Consolidated Balance Sheets
(in thousands)(unaudited)

                                                                    March 31                 Dec 31                  March 31
                                                                     2001                     2000                     2000
                                                              -------------------      -------------------      ------------------
Assets:
Cash and due from banks                                       $           49,842       $           74,493       $          84,084
Federal funds sold and resale agreements                                 247,676                   60,600                  18,000
Interest-bearing deposits at other banks                                 492,390                  101,614                  96,491
                                                              -------------------      -------------------      ------------------
     Cash and cash equivalents                                           789,908                  236,707                 198,575
Securities available for sale                                          2,112,180                1,696,815               1,519,027
Consumer loans                                                        15,571,754               15,112,712               9,449,498
     Less:  Allowance for loan losses                                   (597,000)                (527,000)               (372,000)
                                                              -------------------      -------------------      ------------------
Net loans                                                             14,974,754               14,585,712               9,077,498
Premises and equipment, net                                              709,207                  664,461                 501,238
Interest receivable                                                      108,944                   82,675                  81,967
Accounts receivable from securitizations                               1,492,818                1,143,902                 666,972
Other                                                                    614,194                  479,069                 479,781
                                                              -------------------      -------------------      ------------------
     Total assets                                             $       20,802,005       $       18,889,341       $      12,525,058
                                                              ===================      ===================      ==================


Liabilities:
Interest-bearing deposits                                     $        9,390,524       $        8,379,025       $       4,096,241
Other borrowings                                                       1,845,509                2,925,938               1,955,978
Senior notes                                                           5,040,761                4,050,597               3,818,936
Interest payable                                                         135,863                  122,658                  88,438
Other                                                                  1,940,103                1,448,609               1,014,384
                                                              -------------------      -------------------      ------------------
     Total liabilities                                                18,352,760               16,926,827              10,973,977

Stockholders' Equity:
Common stock                                                               2,086                    1,997                   1,997
Paid-in capital, net                                                     974,503                  575,179                 598,012
Retained earnings and cumulative other comprehensive income            1,519,855                1,474,024               1,092,021
     Less:  Treasury stock, at cost                                      (47,199)                 (88,686)               (140,949)
                                                              -------------------      -------------------      ------------------
     Total stockholders' equity                                        2,449,245                1,962,514               1,551,081
                                                              -------------------      -------------------      ------------------
     Total liabilities and stockholders' equity               $       20,802,005       $       18,889,341       $      12,525,058
                                                              ===================      ===================      ==================

CAPITAL ONE FINANCIAL CORPORATION
Consolidated Statements of Income
(in thousands, except per share data)(unaudited)

                                                                                        Three Months Ended
                                                                     March 31                 Dec 31                 March 31
                                                                       2001                    2000                    2000
                                                                -------------------     -------------------     -------------------
Interest Income:
Consumer loans, including fees                                  $          617,889      $          679,079      $          488,937
Securities available for sale                                               28,234                  25,608                  24,734
Other                                                                        3,750                   1,548                   1,776
                                                                -------------------     -------------------     -------------------
     Total interest income                                                 649,873                 706,235                 515,447

Interest Expense:
Deposits                                                                   146,961                 118,072                  52,120
Other borrowings                                                            43,900                  57,699                  41,454
Senior notes                                                                83,293                  71,904                  68,376
                                                                -------------------     -------------------     -------------------
     Total interest expense                                                274,154                 247,675                 161,950
                                                                -------------------     -------------------     -------------------
Net interest income                                                        375,719                 458,560                 353,497
Provision for loan losses                                                  250,614                 247,226                 126,525
                                                                -------------------     -------------------     -------------------
Net interest income after provision for loan losses                        125,105                 211,334                 226,972

Non-Interest Income:
Servicing and securitizations                                              543,791                 291,634                 270,758
Service charges and other customer-related fees                            406,134                 504,239                 341,232
Interchange                                                                 74,851                  76,207                  43,070
                                                                -------------------     -------------------     -------------------
     Total non-interest income                                           1,024,776                 872,080                 655,060

Non-Interest Expense:
Salaries and associate benefits                                            325,716                 287,742                 234,836
Marketing                                                                  231,200                 259,461                 201,938
Communications and data processing                                          75,292                  74,436                  70,822
Supplies and equipment                                                      73,603                  76,171                  52,274
Occupancy                                                                   31,302                  29,404                  25,292
Other                                                                      181,134                 149,302                 124,758
                                                                -------------------     -------------------     -------------------
     Total non-interest expense                                            918,247                 876,516                 709,920
                                                                -------------------     -------------------     -------------------
Income before income taxes                                                 231,634                 206,898                 172,112
Income taxes                                                                88,021                  78,621                  65,403
                                                                -------------------     -------------------     -------------------
Net income                                                      $          143,613      $          128,277      $          106,709
                                                                ===================     ===================     ===================

Basic earnings per share                                        $             0.70      $             0.65      $             0.54
                                                                ===================     ===================     ===================
Diluted earnings per share                                      $             0.66      $             0.61      $             0.51
                                                                ===================     ===================     ===================
Dividends paid per share                                        $             0.03      $             0.03      $             0.03
                                                                ===================     ===================     ===================

CAPITAL ONE FINANCIAL CORPORATION
Statements of Average Balances, Income and Expense, Yields and Rates (dollars in thousands)(unaudited)

Managed (1)                                                     Quarter Ended 3/31/01
                                                    --------------------------------------------------
                                                            Average           Income/        Yield/
                                                            Balance           Expense         Rate
                                                            -------           -------         -----
Earning assets:
   Consumer loans                                    $       30,505,450        1,235,002      16.19%
   Securities available for sale                              1,913,357           28,234       5.90
   Other                                                        564,592            3,750       2.66
                                                    --------------------------------------------------
Total earning assets                                 $       32,983,399        1,266,986      15.37%
                                                    ====================================

Interest-bearing liabilities:
   Deposits                                          $        8,996,414          146,961       6.53%
   Other borrowings                                           2,442,200           43,900       7.19
   Senior notes                                               4,678,452           83,293       7.12
   Securitization liability                                  14,948,262          233,524       6.25
                                                    --------------------------------------------------
Total interest-bearing liabilities                   $       31,065,328          507,678       6.54%
                                                    ====================================


                                                                                        --------------
Net interest spread                                                                            8.83%
                                                                                        ==============

Interest income to average earning assets                                                     15.37%
Interest expense to average earning assets                                                     6.16
                                                                                        --------------
Net interest margin                                                                            9.21%
                                                                                        ==============



Managed (1)                                                     Quarter Ended 12/31/00
                                                    ---------------------------------------------------
                                                           Average            Income/        Yield/
                                                           Balance            Expense         Rate
                                                           -------            -------         -----
Earning assets:
   Consumer loans                                   $        26,377,427  $      1,146,056     17.38%
   Securities available for sale                              1,688,092            25,608      6.07
   Other                                                        122,192             1,548      5.07
                                                    ---------------------------------------------------
Total earning assets                                $        28,187,711   $     1,173,212     16.65%
                                                    =====================================

Interest-bearing liabilities:
   Deposits                                         $         7,155,771   $       118,072      6.60%
   Other borrowings                                           3,290,499            57,699      7.01
   Senior notes                                               4,084,761            71,904      7.04
   Securitization liability                                  12,274,193           209,481      6.83
                                                    ---------------------------------------------------
Total interest-bearing liabilities                  $        26,805,224   $       457,156      6.82%
                                                    =====================================


                                                                                         --------------
Net interest spread                                                                            9.83%
                                                                                         ==============

Interest income to average earning assets                                                     16.65%
Interest expense to average earning assets                                                     6.49
                                                                                         --------------
Net interest margin                                                                           10.16%
                                                                                         ==============



Managed (1)                                                      Quarter Ended 3/31/00
                                                    ----------------------------------------------------
                                                            Average            Income/      Yield/
                                                            Balance            Expense      Rate
                                                            -------            -------      ----
Earning assets:
   Consumer loans                                   $       20,181,373   $      911,418     18.06%
   Securities available for sale                             1,681,537           24,734      5.88
   Other                                                       174,658            1,776      4.07
                                                    ----------------------------------------------------
Total earning assets                                $       22,037,568   $      937,928     17.02%
                                                    ======================================

Interest-bearing liabilities:
   Deposits                                         $        3,894,250   $       52,120      5.35%
   Other borrowings                                          2,504,724           41,454      6.62
   Senior notes                                              4,019,484           68,376      6.80
   Securitization liability                                 10,458,226          157,124      6.01
                                                    ----------------------------------------------------
Total interest-bearing liabilities                  $       20,876,684   $      319,074      6.11%
                                                    ======================================

                                                                                          --------------
Net interest spread                                                                         10.91%
                                                                                          ==============

Interest income to average earning assets                                                   17.02%
Interest expense to average earning assets                                                   5.79
                                                                                          --------------
Net interest margin                                                                         11.23%
                                                                                          ==============

(1) The information in this table reflects the adjustment to add back the effect of securitized loans.